UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
August 22, 2017
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On August 22, 2017, Quality Systems, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected to the Company’s Board of Directors (the “Board”), effective immediately, the slate of nominees recommended by the Board and set forth in the Company’s proxy statement for the Annual Meeting, including a new director, Julie D. Klapstein. Mr. D. Russell Pflueger concluded his term as a director and retired from the Board on August 22, 2017.

Ms. Klapstein was the founding Chief Executive Officer of Availity, LLC, one of the nation’s largest health information networks optimizing the automated delivery of critical business and clinical information among healthcare stakeholders. Ms. Klapstein served as Availity’s Chief Executive Officer and board member from 2001 to 2011. She was the interim Chief Executive Officer at Medical Reimbursements of America, Inc., a private company, from February 2017 to June 2017. Ms. Klapstein’s more than thirty years of experience in the healthcare information technology industry include executive roles at Phycom, Inc. (President and Chief Executive Officer from 1996 to 2001), Sunquest Information Systems (Executive Vice President), Siemens Medical Systems Turnkey Systems Division, and GTE Health Systems. Ms. Klapstein is a director of Amedisys Inc., a public company, since April 2016, where she serves on the Compensation, Governance, and Quality committees. She also currently serves on the board of directors for several private companies and organizations, including eSolutions, Inc., which specializes in revenue cycle management solutions; Dominion Diagnostics, LLC, which specializes in laboratory services; Bottom Line Systems, which specializes in underpayments and denials for hospitals; and the Grand Canyon Association, which is the official nonprofit partner of the Grand Canyon National Park. Ms. Klapstein previously was a director for two public companies, Annie’s Homegrown/Annies, Inc. from January 2012 to September 2014, where she served on the Governance, Compensation, and Audit committees, and Standard Register Inc. from April 2011 to November 2014, where she served on the Governance, Compensation, and Audit committees. She also has been a director for multiple private companies. Ms. Klapstein earned her bachelor’s degree from Portland State University in Portland, Oregon.

Ms. Klapstein will serve as a member of the Board’s Compensation Committee. There are no family relationships between Ms. Klapstein and any director or other executive officer of the Company, nor are there any transactions between Ms. Klapstein or any member of her immediate family and the Company or any of its subsidiaries that would be reportable as related party transactions under the rules of the United States Securities and Exchange Commission. Further, there is no arrangement or understanding between Ms. Klapstein and any other persons or entities pursuant to which Ms. Klapstein was nominated or elected as a director of the Company. The Board has determined that Ms. Klapstein is an independent director within the meaning of applicable requirements. Upon her election, Ms. Klapstein became entitled to compensation under the Company’s fiscal year 2018 Director Compensation Program, which was approved by the Board on August 22, 2017 as described further below. Also upon her election, Ms. Klapstein entered into the Company’s standard form director indemnification agreement.

The Company issued a press release on August 23, 2017 announcing the election of Ms. Klapstein to the Company’s Board at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Approval of Amended 2015 Equity Incentive Plan

As discussed below in Item 5.07, at the Annual Meeting the Company’s shareholders approved the Company’s 2015 Equity Incentive Plan, as amended (the “Amended 2015 Plan”), to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 6,000,000. A summary of the material terms of the Amended 2015 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 13, 2017. The summary is qualified in its entirety by reference to the text of the Amended 2015 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Adoption of Director Compensation Program

On August 22, 2017, the Company’s Board approved the Company’s fiscal year 2018 Director Compensation Program, effective immediately. This program was approved upon the recommendation of the Company’s Compensation Committee. A description of the 2018 Director Compensation Program is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 22, 2017, the Company held the Annual Meeting. As of June 23, 2017, the record date for the Annual Meeting, 63,144,814 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 58,070,599 shares of common stock were present in person or represented by proxy. The Company’s shareholders were asked to consider and vote on the following four proposals:

1.    To elect nine persons to serve as directors of the Company;
2.    To conduct an advisory vote to approve the compensation of our named executive officers (i.e., “Say-on-Pay”);
3.    To ratify the appointment of Pricewaterhouse Coopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and
4.    To approve an amendment of our 2015 Equity Incentive Plan.

The results of the shareholder votes are set forth below.

Proposal 1 - Election of Directors
The Company’s shareholders elected the following nominees to serve as directors of the Company for one year terms expiring at the Company’s 2018 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, Rusty Frantz, Julie D. Klapstein, James C. Malone, Jeffrey H. Margolis, Morris Panner, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	47,753,124	659,558
George H. Bristol	47,773,919	638,763
Rusty Frantz	47,784,753	627,929
Julie D. Klapstein	47,923,268	489,414
James C. Malone	47,786,865	625,817
Jeffrey H. Margolis	47,791,558	621,124
Morris Panner	47,135,575	1,277,107
Sheldon Razin	47,782,239	630,443
Lance E. Rosenzweig	47,769,002	643,680
There were 9,657,917 broker non-votes for Proposal No. 1.

Proposal 2 - Say-on-Pay
The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., “Say-on-Pay”):

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of our named executive officers	32,065,949	5,974,292	10,372,441	9,657,917

Proposal 3 - Appointment of Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2018 by the votes indicated below:

Proposal No. 3	For	Against	Abstain
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2018	57,651,250	402,041	17,308

Proposal 4 - Amendment of 2015 Equity Incentive Plan

The Company’s shareholders approved an amendment of the Company’s 2015 Equity Incentive Plan to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 6,000,000, by the votes indicated below:

Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Amendment of 2015 Equity Incentive Plan	28,096,328	20,218,236	98,118	9,657,917

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Quality Systems, Inc. Amended 2015 Equity Incentive Plan
10.2	Description of 2018 Director Compensation Program
99.1	Press Release dated August 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2017	QUALITY SYSTEMS, INC.
	By:	/s/ James R. Arnold
James R. Arnold
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
10.1	Quality Systems, Inc. Amended 2015 Equity Incentive Plan
10.2	Description of 2018 Director Compensation Program
99.1	Press Release dated August 23, 2017